Exhibit 99.2

NEWS RELEASE

Contacts:
Formula
Maria Amor or Kelly Hamor
619.234.0345

Vertis Communications Grace Platon 800.365.8957

American Color Graphics Wendy Martin 615.377.7411

VERTIS COMMUNICATIONS AND AMERICAN COLOR GRAPHICS

ANNOUNCE AGREEMENT WITH CERTAIN BONDHOLDERS

BALTIMORE (September 14, 2007) — Vertis Communications and American Color Graphics today jointly announced that they have entered into an agreement with certain holders of the 10 percent Senior Second Secured Notes due 2010 (the “ACG Notes”) of American Color Graphics, Inc. (“ACG”) and of the 9.75 percent Senior Secured Second Lien Notes due 2009, 10.875 percent Senior Notes due 2009 and 13.5 percent Senior Subordinated Notes due 2009 (collectively, the “Vertis Notes”) of Vertis, Inc. (“Vertis”).  Pursuant to the agreement, certain holders of the ACG Notes and the Vertis Notes have agreed to participate in exchange offers for the ACG Notes and the Vertis Notes. The exchange offers would extend the maturities of  the ACG Notes and the Vertis Notes and convert the ACG Notes into a new series of senior subordinated indebtedness of Vertis.  A summary of proposed terms for the exchange offers is attached hereto.

By tendering their existing notes, holders will also be consenting to certain amendments to the indentures governing the existing ACG Notes and the existing Vertis Notes to eliminate substantially all of the covenants (including, in the case of the ACG Notes, the requirement that ACG offer to redeem the ACG Notes upon the occurrence of a change of control) and events of default that may be removed by majority consent of the holders consistent with the applicable indentures and the requirements of the Trust Indenture Act of 1939, as amended. In addition, the holders of the ACG Notes and the 9.75 percent Senior Secured Second Lien Notes will be asked to consent to the release of all collateral from the liens securing such notes. The exchange offers will also provide for a second lien to the holders of notes exchanged for the 9.75 percent Senior Secured Second Lien Notes due 2009, a third lien to holders of the notes exchanged for the 10.875 percent Senior Notes due 2009 and a fourth lien to the holders of the notes exchanged for the ACG Notes and the 13.5 percent Senior Subordinated Notes due 2009. Rights to receive principal and interest on the existing notes not tendered will not be impaired.

The exchange offers will be subject to certain conditions, including, without limitation, the consummation of the acquisition by Vertis of ACG Holdings, Inc., the parent company of ACG. A definitive merger agreement between Vertis and ACG has not yet been executed and Vertis and ACG can provide no assurance that it will be or, if a merger agreement is executed and the transaction closes, that the combined company will be able to realize the anticipated benefits of the merger.

The exchange offers will only be made, and copies of the offering documents will only be made available to, holders that have certified certain matters to Vertis, including their status as a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933.  The securities to be issued in the exchange offers have not been registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release does not constitute an offer to purchase any securities or a solicitation of an offer to sell any securities. The exchange offers are being made only pursuant to an offering memorandum and related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

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Milbank, Tweed, Hadley & McCloy LLP (“Milbank”) is representing certain holders of ACG Notes in connection with the exchange offers.  Holders of ACG Notes should contact Milbank at ACGNotes@milbank.com with any questions.  Akin Gump Strauss Hauer & Feld LLP (“Akin Gump”) is representing certain holders of Vertis Notes in connection with the exchange offers.  Holders of Vertis Notes should contact Akin Gump at VERTAG@akingump.com with any questions.

About American Color Graphics

American Color Graphics (“ACG”) is one of North America’s largest and most experienced full-service premedia and print companies, with eight print locations across the continent, six regional premedia centers, photography studios nationwide and a growing roster of customer managed service sites. Expert in a full range of products such as retail, newspapers, direct mail, catalog, publication, packaging, book, comic, and commercial products, ACG has been an innovative industry leader for over 80 years. The company provides solutions and services such as asset management, photography, and digital workflow solutions that improve the effectiveness of advertising and drive revenues for their customers. For more information, visit www.americancolor.com.

About Vertis Communications

Vertis Communications (“Vertis”) is a premier provider of print advertising, direct marketing solutions, and related value added services to America’s leading retail and consumer services companies.  Vertis delivers marketing programs that create strategic value for clients by using creative services, color management technologies, proprietary research, customer targeting expertise, premedia and media services, combined with its world-class printing expertise. Headquartered in Baltimore with over 100 locations in the U.S., Vertis Communications has been recognized as one of Fortune magazine’s “Most Admired Companies” in advertising and marketing. For more information, visit www.vertisinc.com.

This press release may contain forward-looking statements. The words “believes, “anticipates, “expects, “estimates, “plans, “intends,” and similar expressions are intended to identify forward-looking statements. All forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from projected results. Factors that may cause these differences include fluctuations in the cost of raw materials we use, changes in the advertising, marketing and information services markets, the financial condition of our customers, actions by our competitors, changes in the legal or regulatory environment, general economic and business conditions in the U.S. and other countries, and changes in interest and foreign currency exchange rates.

Consequently, you should consider any such forward-looking statements only as our current plans, estimates, and beliefs. Even if those plans, estimates, or beliefs change because of future events or circumstances, we decline any obligation to publicly update or revise any such forward-looking statements.

# # #

RESTRUCTURING OF DEBT SECURITIES OF

VERTIS, INC. AND ITS AFFILIATES

AND

AMERICAN COLOR GRAPHICS, INC.

SUMMARY OF PROPOSED TERMS

This Summary of Proposed Terms (this “Term Sheet”) is the term sheet described in Section 2 of the Agreement dated as of September 13, 2007 (the “Agreement”) by and among (i) certain holders of or managers of discretionary accounts that hold the Notes set forth on such holders’ or managers’ signature pages thereto (collectively, the “Consenting Noteholders”); (ii) American Color Graphics, Inc. (“ACG”) and ACG Holdings Inc. (“ACG Holdings”) and (iii) Vertis, Inc. (“Vertis”) and Vertis Holdings, Inc (“Vertis Holdings”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

Background

ACG Holdings has entered into a letter of intent with Vertis with respect to a merger of ACG (the “Proposed Merger”) with and into Vertis or an affiliate thereof resulting in one or more companies under the control of either Vertis Holdings or a new holding company that will directly hold all of the capital stock of Vertis Holdings (Vertis Holdings or such holding company being referred to as “Vertis Newco”) owning, directly or indirectly, all of the capital stock of ACG and Vertis.

In connection with the Proposed Merger, certain outstanding debt securities and facilities of one or more ACG and Vertis entities will be refinanced or restructured as summarized herein (the “Financings” and, together with the Proposed Merger, the “Transactions”) in transactions that will be conditional on the closing of the Proposed Merger and the closing of each of the other Financings.

Diagrams illustrating the two possible structures of the combined Vertis and ACG entities after giving effect to the Transactions are attached hereto as Annex 1.

ACG Debt Obligations

•	First Lien Revolving Credit and Term Loan Facilities; A/R Facility; Other Secured Senior Debt	•	To be refinanced with proceeds of First Lien Facilities (as defined below), currently structured as a First Lien Revolving Credit Facility, a Term Loan Facility and an A/R Facility.

•	10% Senior Second Secured Notes due	•	An offer (the “ACG Exchange Offer”) will be made to each holder that is a qualified institutional buyer or “QIB” (each, an “Eligible Holder”) of ACG’s $280.0MM Senior Second

2010

Secured Notes due 2010 (the “ACG Second Lien Notes”) to exchange all or a portion of such Eligible Holder’s ACG Second Lien Notes for (i) cash in the amount of all accrued and unpaid interest through the closing date of the exchange, (ii) a new series of Vertis 13.50% Senior Subordinated Fourth Lien Notes due July 1, 2011 (the “New Vertis Subordinated Fourth Lien Notes”) at an exchange rate of $1,000 principal amount of New Vertis Subordinated Fourth Lien Notes for each $1,000 principal amount of ACG Second Lien Notes, (iii) a pro rata share of the principal amount of Vertis Newco’s Mezzanine Notes (the “Mezzanine Notes”) which, together with such Mezzanine Notes issued to other holders of the ACG Second Lien Notes and to holders of Vertis Subordinated Notes (as defined below), and assuming 100% of the ACG Second Lien Notes and the Vertis Subordinated Notes are tendered into the ACG Exchange Offer and the Vertis Subordinated Exchange Offer (as defined below), shall equal 7% of the aggregate principal amount of the Mezzanine Notes after giving effect to the Transactions, including any issuances of Mezzanine Notes as part thereof (the portion of such consideration to be allocated in respect of either exchange offer being the “Maximum Notes Consideration” for such exchange offer); provided that, in the event fewer than 100% of the ACG Second Lien Notes or the Vertis Subordinated Notes are tendered into the ACG Exchange Offer or the Vertis Subordinated Exchange Offer, any portion of the Maximum Notes Consideration for such exchange offer not allocated to holders of Notes in such exchange offer, up to 10% of the Maximum Notes Consideration for such exchange offer, shall be allocated pro rata to the holders that have tendered their Notes into such exchange offer; and (iv) a pro rata number of warrants (“Warrants”) to purchase shares of Vertis Newco’s common stock (the “Newco Common Stock”) at an exercise price of $0.01 per share of Newco Common Stock which, together with such Warrants issued to other holders of the ACG Second Lien Notes and to holders of Vertis Subordinated Notes, and assuming that 100% of the ACG Second Lien Notes and the Vertis Subordinated Notes are tendered into the ACG Exchange Offer and the Vertis Subordinated Exchange Offer, shall represent rights to purchase 5% of the number of shares of Newco Common Stock outstanding immediately after giving effect to the Transactions, including any issuances of Newco Common Stock, or any securities exchangeable, exercisable or convertible into Newco Common Stock as part thereof (subject to customary anti-dilution protections) (the portion of such consideration to be allocated in respect of either exchange offers being the “Maximum Warrant Consideration”

for such exchange offer); provided that, in the event fewer than 100% of the ACG Second Lien Notes or the Vertis Subordinated Notes are tendered into the ACG Exchange Offer or the Vertis Subordinated Exchange Offer, any portion of the Maximum Warrant Consideration for such exchange offer not allocated to holders of Notes in such exchange offer, up to 10% of the Maximum Warrant Consideration for such exchange offer, shall be allocated pro rata to the holders who tendered their Notes into such exchange offer. The Newco Common Stock shall be subject to customary minority protections reasonably acceptable to Consenting Noteholders representing the Requisite Noteholder Consent.

•

The indenture for the Mezzanine Notes will be based on the existing indenture for the mezzanine notes currently outstanding and issued by Vertis Holdings (the “Existing Mezzanine Notes”) (with the exception, if necessary, of the identity of the issuer thereof) and the terms of the Mezzanine Notes issued to the holders of the ACG Second Lien Notes tendered pursuant to the ACG Exchange Offer and to the holders of the Vertis Subordinated Notes tendered pursuant to the Vertis Subordinated Exchange Offer will be (i) identical in all respects to the terms of the mezzanine notes issued to any common equity holders of ACG Holdings pursuant to the Proposed Merger and (ii) identical in all respects to the terms of the mezzanine notes held by the holders of the Existing Mezzanine Notes immediately after consummation of the Proposed Merger, with the exception, in case the “alternate post-merger structure” presented in Annex 1 is implemented, of (x) any changes necessary to accommodate the fact that Vertis Holdings, the issuer of the Existing Mezzanine Notes, may be the guarantor, but not the issuer, of the Mezzanine Notes, which would instead be issued by Vertis Newco, and (y) any other changes necessary to ensure the consistent treatment (in all respects) of holders of the Mezzanine Notes and holders of Existing Mezzanine Notes.

•

Vertis will solicit the consent (the “ACG Second Lien Consent Solicitation”) of all Eligible Holders of the ACG Second Lien Notes to, among other things (i) eliminate ACG’s obligation to comply with all restrictive covenants, including, without limitation, the obligation to make an offer to purchase the ACG Second Lien Notes upon the consummation of the Proposed Merger, as well as the successor corporation provisions and (ii) release all collateral from the lien of the ACG Second Lien Notes that remain outstanding after the ACG Exchange Offer.

•	Upon the closing of the Transactions, the holders of the ACG

Second Lien Notes giving their consent pursuant to the ACG Second Lien Consent Solicitation will receive a cash consent fee in the amount of 1.0% of the principal amount of the ACG Second Lien Notes voted in favor of the consent by such holder.

Vertis Debt Obligations

•	First Lien Revolving Credit, Term Loan, A/R and Other Facilities	•

$615 million, to be increased to up to $715 million subject to certain conditions to be set forth in the agreements governing the First Lien Facilities (as defined below) as well as the Indentures governing the New Notes (as defined below), to be provided by a syndicate of financial institutions. Currently expected to include a First Lien Revolving Credit Facility, a First Lien Term Loan Facility, an A/R Facility, and additional facilities to refinance ACG’s other senior secured debt, if any (the “First Lien Facilities”).

•	9.75% Senior Secured Second Lien Notes due 2009	•

An offer (the “Vertis Second Lien Exchange Offer”) will be made to each Eligible Holder of Vertis’s $350.0MM 9.75% Senior Secured Second Lien Notes due 2009 (the “Vertis Second Lien Notes”) to exchange all or a portion of such holder’s Vertis Second Lien Notes for (i) cash in the amount of all accrued and unpaid interest through the closing date of the exchange, (ii) a new series of 9.75% Vertis Second Lien Notes due July 1, 2010 (the “New Vertis Second Lien Notes”) at an exchange rate of $1,000 principal amount of New Vertis Second Lien Notes for each $1,000 principal amount of Vertis Second Lien Notes.

•

The indenture for the New Vertis Second Lien Notes will (i) be based on the existing indenture for the Vertis Second Lien Notes, with amendments to be determined (with the Requisite Noteholder Consent, which consent shall not be unreasonably withheld, delayed or conditioned), but to include, for the avoidance of doubt, certain increases to the covenant baskets (and corresponding changes) to reflect the increase in the size and certain changes to the business plans of the issuer as well as amendments to permit the issuances of notes contemplated herein and the consummation of the other Transactions, (ii) provide that 102.5940% of the principal amount of the New Vertis Second Lien Notes would be payable upon the optional redemption thereof at any time prior to July 1, 2009 and (iii) provide for a guarantee of the New Vertis Second Lien Notes by ACG and ACG Holdings. The documents governing the New Vertis Second Lien Notes will also provide for the granting of a second priority lien on substantially all of the assets of Vertis Holdings, Vertis Newco, Vertis, ACG Holdings, ACG and each of their respective subsidiaries to holders of the New Vertis Second Lien Notes, to the extent such assets are subject to the first priority lien of the Vertis First Lien Facilities, subject to the exclusion of the same categories of assets as are currently excluded, under the instruments governing the Vertis Second Lien Notes, from the collateral securing such notes (the “Notes Collateral”).

•

Vertis will solicit the consent (the “Vertis Second Lien Consent Solicitation”) of all Eligible Holders of the Vertis Second Lien Notes to, among other things (i) eliminate Vertis’s obligation to comply with all restrictive covenants in the indenture governing the Vertis Second Lien Notes that remain outstanding after the Vertis Second Lien Exchange Offer and (ii) release all collateral from the lien of the Vertis Second Lien Notes that remain outstanding after the Vertis Second Lien Exchange Offer.

•

Upon the closing of the Transactions, the holders of the Vertis Second Lien Notes giving their consent pursuant to the Vertis Second Lien Consent Solicitation will receive a cash consent fee in the amount of 1.5% of the principal amount of the Vertis Second Lien Notes voted in favor of the consent by such holder.

•	10.875% Senior Notes due 2009	•

An offer (the “Vertis Senior Exchange Offer”) will be made to each Eligible Holder of Vertis’s $350.0MM 10.875% Senior Notes due 2009 (the “Vertis Senior Notes”) to exchange all or a portion of such holder’s Vertis Senior Notes for (i) cash in the amount of all accrued and unpaid interest through the closing date of the exchange, (ii) a new series of 10.875% Vertis Senior Secured Third Lien Notes due September 15, 2010 (the “New Vertis Third Lien Notes”) at an exchange rate of $1,000 principal amount of New Vertis Third Lien Notes for each $1,000 principal amount of Vertis Senior Notes.

•

The indenture for the New Vertis Third Lien Notes will (i) be based on the existing indenture for the Vertis Second Lien Notes, with amendments to be determined (with the Requisite Noteholder Consent, which consent shall not be unreasonably withheld, delayed or conditioned), but to include, for the avoidance of doubt, changes necessary to reflect the fact that the New Vertis Third Lien Notes will be secured by a third lien, not a second lien, certain increases to the covenant baskets (and corresponding changes) to reflect the increase in the size and certain changes to the business plans of the issuer as well as amendments to permit the issuances of Notes contemplated herein and the consummation of the other Transactions; (ii) provide that 102.7188% of the principal amount of the Vertis Senior Notes would be payable upon the optional redemption thereof at any time prior to September 15,

2009 and (iii) provide for a guarantee of the New Vertis Third Lien Notes by ACG and ACG Holdings. The documents governing the New Vertis Third Lien Notes will also provide for the granting of a third priority lien on the Notes Collateral.

•

Vertis will solicit the consent (the “Vertis Senior Consent Solicitation”) of all Eligible Holders of the Vertis Senior Notes to, among other things, eliminate Vertis’s obligation to comply with all restrictive covenants in the indenture governing the Vertis Senior Notes that remain outstanding after the Vertis Senior Exchange Offer.

•

Upon the closing of the Transactions, the holders of the Vertis Senior Notes giving their consent pursuant to the Vertis Senior Consent Solicitation will receive a cash consent fee in the amount of 1.5% of the principal amount of the Vertis Senior Notes voted in favor of the consent by such holder.

•	13.50% Senior Subordinated Notes due 2009	•

An offer (the “Vertis Subordinated Exchange Offer”) will be made to each Eligible Holder of Vertis’s $293.5MM 13.50% Senior Subordinated Notes due 2009 (the “Vertis Subordinated Notes”) to exchange all or a portion of such holder’s Vertis Subordinated Notes for (i) cash in the amount of all accrued and unpaid interest through the closing date of the exchange, (ii) New Vertis Subordinated Fourth Lien Notes at an exchange rate of $1,000 principal amount of New Vertis Subordinated Fourth Lien Notes for each $1,000 principal amount of Vertis Subordinated Notes, (iii) a pro-rata share of a principal amount of the Mezzanine Notes which, together with such Mezzanine Notes issued to other holders of Vertis Subordinated Notes and holders of ACG Second Lien Notes, and assuming 100% of the ACG Second Lien Notes and the Vertis Subordinated Notes are tendered into the ACG Exchange Offer and the Vertis Exchange Offer, shall equal 7% of the aggregate principal amount of the Mezzanine Notes after giving effect to the Transactions, including any issuances of Mezzanine Notes as part thereof; provided that, in the event fewer than 100% of the ACG Second Lien Notes or the Vertis Subordinated Notes are tendered into the ACG Exchange Offer or the Vertis Exchange Offer, any portion of the Maximum Notes Consideration for such exchange offer not allocated to holders of Notes in such exchange offer, up to 10% of the Maximum Notes Consideration for such exchange offer, shall be allocated pro rata to the holders that have tendered their Notes into such exchange offer; and (iv) a number of Warrants which, together with such Warrants issued to other holders of Vertis Subordinated Notes and holders of ACG Second Lien Notes, and assuming 100% of the ACG Second Lien Notes and the Vertis Subordinated

Notes are tendered into the ACG Exchange Offer and the Vertis Exchange Offer, shall represent rights to purchase 5% of the number of shares of Newco Common Stock outstanding immediately after giving effect to the Transactions, including any issuances of Newco Common Stock, or any securities exchangeable, exercisable or convertible into Newco Common Stock as part thereof (subject to customary anti-dilution protections); provided that, in the event fewer than 100% of the ACG Second Lien Notes and the Vertis Subordinated Notes are tendered into the ACG Exchange Offer or the Vertis Exchange Offer, any portion of the Maximum Warrant Consideration for such exchange offer not allocated to holders of Notes in such exchange offer, up to 10% of the Maximum Warrant Consideration for such exchange offer, shall be allocated pro rata to the holders that have tendered their Notes into such exchange offer. The Newco Common Stock shall be subject to customary minority protections reasonably acceptable to Consenting Noteholders representing the Requisite Noteholder Consent.

•

The indenture for the New Vertis Subordinated Fourth Lien Notes will (i) be based on the existing indenture for the Vertis Subordinated Notes, with amendments to be determined (with the Requisite Noteholder Consent, which consent shall not be unreasonably withheld, delayed or conditioned), but to include, for the avoidance of doubt, (x) subordination provisions substantially identical to those contained in the existing indenture for the Vertis Subordinated Notes with the exception of the definition of “Senior Debt”, which shall be amended to exclude from such definition any Notes that remain outstanding after the consummation of the exchange offers and (y) certain increases to the covenant baskets (and corresponding changes) to reflect the increase in the size and certain changes to the business plans of the issuer as well as amendments to permit the issuances of Notes contemplated herein and the consummation of the other Transactions, (ii) provide that 102.25% of the principal amount of the New Vertis Subordinated Notes would be payable upon the optional redemption thereof at any time prior to July 1, 2009 and (iii) provide for a guarantee of the New Vertis Subordinated Fourth Lien Notes by ACG and ACG Holdings. The documents governing the New Vertis Fourth Lien Notes will also provide for the granting of a fourth priority lien on the Notes Collateral.

•

Vertis will solicit the consent (the “Vertis Subordinated Consent Solicitation”) of all Eligible Holders of the Vertis Subordinated Notes to, among other things, eliminate Vertis’s obligation to comply with certain restrictive covenants in the indenture governing the Vertis Subordinated Notes that remain outstanding after the Vertis Subordinated Exchange Offer.

•

Upon the closing of the Transactions, the holders of the Vertis Subordinated Notes giving their consent pursuant to the Vertis Subordinated Consent Solicitation will receive a cash consent fee consisting of cash in the amount of 1.0% of the principal amount of the Vertis Subordinated Notes voted in favor of the consent by such holder.

Registration Rights

Customary registration rights with respect to the New Vertis Second Lien Notes, New Vertis Third Lien Notes and New Vertis Subordinated Fourth Lien Notes (the “New Notes”) that will require Vertis to use reasonable best efforts to (i) file within 180 days of the consummation of the Exchange Offers (subject to extension in the event the financial statements to be included in the registration statement are unavailable at the time) (the “Filing Date”) an exchange registration statement and/or a shelf registration statement with respect to the New Notes and (ii) cause such registration statement to become effective within 90 days of such filing (the “Effectiveness Date”). In the event no registration statement has been filed by the Filing Date, or the registration statement has not become effective by the Effectiveness Date, additional interest will accrue on the New Notes at a rate equal to 0.50% per annum for the first 90 days after such Filing Date or Effectiveness Date, and will increase by an additional 0.50% per annum at the beginning of each subsequent 90-day period, in each case until such time as the registration statement is filed or becomes effective, respectively. Additional interest on the New Notes will not accrue under more than one of the grounds set forth above at any one time, and the aggregate amount of additional interest on the New Notes will at no time exceed in the aggregate 1.0% per annum. Vertis’s obligation to register the New Notes will terminate in the event the New Notes would become freely saleable by the holders of the New Notes as non-affiliates pursuant to Rule 144 under the Securities Act prior to the time at which the registration statement(s) covering the New Notes would become effective or, in the case of an exchange registration statement, the exchange offer(s) thereunder could be completed.

Annex 1

POST-MERGER STRUCTURE ACGH Shareholders Vertis Holdings, Inc. (“Vertis Newco”) Vertis, Inc. (Issuer of New Notes and Vertis Remaining Existing Notes) ACG Holdings, Inc. Vertis Shareholders American Color Graphics, Inc. (Issuer of ACG Remaining Existing Notes) Mezzanine Notes and Warrants

ALTERNATE POST-MERGER STRUCTURE Vertis Holdings, Inc. Vertis, Inc. (Issuer of New Notes and Vertis Remaining Existing Notes) ACG Holdings, Inc. American Color Graphics, Inc. (Issuer of ACG Remaining Existing Notes) New Holding Company (“Vertis Newco”) ACGH Shareholders Vertis Shareholders Mezzanine Notes* and Warrants * Note: The existing mezzanine notes of Vertis Holdings, Inc. will either be exchanged for mezzanine notes of Vertis Newco or remain at Vertis Holdings, Inc., in which case Vertis Holdings, Inc. will guarantee the mezzanine notes of Vertis Newco.